Exhibit 99.3

Michael L. Goldberg, Esq.

2625 NE 11th Court

Fort Lauderdale, FL 33304

Tel. 954-568-3007 — Fax 954-565-4673

November 8, 2002

VIA E-MAIL & U.S. MAIL

Mr. Richard Drexler,

Chairman of Board and CEO

QUALITY PRODUCTS, INC.

230 Basswood Road

Lake Forest, IL 60045

Dear Richard:

This letter shall confirm that, effective immediately, I hereby resign as a Director of Quality Products, Inc.  This resignation is also to include any other positions that I hold with the Company.

Please file the necessary forms with the appropriate parties.

Sincerely yours,

/s/ Michael L. Goldberg

Michael L. Goldberg, Esq.

MLG/emm

cc:  Mr. Richard Newberg